SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 22, 2003

LSI LOGIC CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-11674 (Commission File Number)	94-2712976 (I.R.S. Employer Identification No.)

1621 Barber Lane
Milpitas, California 95035

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:

(408) 433-8000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7(c). Exhibits.
EXHIBIT INDEX
EXHIBIT 99.1

Item 5. Other Events.

     The information that is set forth in the Registrant’s News Releases dated January 22, 2003 is incorporated herein by reference.

Item 7(c). Exhibits.

     Exhibit 99.1 LSI Logic Corporation News Release issued January 22, 2003.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI LOGIC CORPORATION A Delaware Corporation

Dated: January 22, 2003	By: /s/ David G. Pursel David G. Pursel Vice-President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of News Release dated January 22, 2003